(Reproduction of Letter from Sherb & Co., L. L. P. to the U. S. Securities and Exchange Commission)

(Please Note: The Registrant received this letter typed on plain paper without any letterhead and without any signature affixed to the letter.)

November 15, 2007

Securities and Exchange Commission
Office of the Chief Accountant
Washington, DC 20549
Attn: SECPS Letter File/Mail Stop 9-5

Re:	Distribution Management Services, Inc.
Commission file number: 0-27539

Gentlemen:

As of November 15, 2007 the client-auditor relationship between our firm and Distribution Management Services, Inc. has ended.

Very truly yours,

Certified Public Accountants

via fax